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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 15, 2003

            Lehman ABS Corporation on behalf of:

                  CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-21 TRUST

                  CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-26 TRUST

                  CORPORATE BACKED TRUST CERTIFICATES, ROYAL CARIBBEAN DEBENTURE-BACKED SERIES 2001-30 TRUST

                  CORPORATE BACKED TRUST CERTIFICATES, AT&T NOTE-BACKED SERIES 2001-33 TRUST

                  CORPORATE BACKED TRUST CERTIFICATES, GOODYEAR TIRE & RUBBER NOTE-BACKED SERIES 2001-34 TRUST

             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                         333-100485             13-3447441
(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                      Number)          Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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                                       1

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

---------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated January 16, 2001      Series 2001-1 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001      Series 2001-2 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001      Series 2001-3 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001      Series 2001-4 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001      Series 2001-5 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001         Series 2001-6 Trust
---------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001         Series 2001-7 Trust
---------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001         Series 2001-8 Trust
---------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001        Series 2001-9 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001        Series 2001-10 Trust
---------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001        Series 2001-11 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001         Series 2001-12 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001        Series 2001-14 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001        Series 2001-15 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001           Series 2001-16 Trust
---------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001           Series 2001-17 Trust
---------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001           Series 2001-18 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001          Series 2001-19 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001          Series 2001-20 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001          Series 2001-21 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001          Series 2001-22 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated June 1, 2001          Series 2001-23 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated June 8, 2001          Series 2001-24 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated June 14, 2001         Series 2001-25 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated June 21, 2001         Series 2001-26 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated June 28, 2001         Series 2001-27 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2001         Corning Debenture-Backed Series 2001-28
                                              Trust
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

---------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated July 26, 2001         Georgia Pacific Debenture-Backed Series
                                              2001-29 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated July 27, 2001         Royal Caribbean Debenture-Backed Series
                                              2001-30 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated July 31, 2001         Toys "R" Us Debenture-Backed Series 2001-
                                              31 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated August 29, 2001       Liberty Media Debenture-Backed Series
                                              2001-32 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated September 5, 2001     AT&T Note-Backed Series 2001-33 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated September 6, 2001     Goodyear Tire & Rubber Note-Backed Series
                                              2001-34 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated September 21, 2001    Corning Debenture-Backed Series 2001-35
                                              Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated November 15, 2001     Ford Motor Co. Debenture-Backed Series
                                              2001-36 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated December 27, 2001     Federal Express Corporation Note-Backed
                                              Series 2001-37 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated January 23, 2002      W.R. Berkley Capital Trust Securities-
                                              Backed Series 2002-1 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated February 21, 2002     Royal & Sun Alliance Bond-Backed Series
                                              2002-2 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 7, 2002         Brunswick Corporation Note-Backed Series
                                              2002-3 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2002        DaimlerChrysler Debenture-Backed Series
                                              2002-4 Trust
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Standard Terms for Trust Agreements and       Callable Zero Coupon Trust Certificates,
Series Supplement dated March 25, 2002        Series 2002-TVA-1 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated April 2, 2002         General Electric Capital Series Note-
                                              Backed Series 2002-5 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated April 16, 2002        Kinder Morgan Debenture-Backed Series
                                              2002-6 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2002           AT&T Wireless Services Note-Backed Series
                                              2002-7 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 23, 2002          BellSouth Debenture-Backed Series 2002-8
                                              Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated June 3, 2002          News America Debenture-Backed Series
                                              2002-9 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated June 6, 2002          AIG Debenture-Backed Series 2002-10 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated June 7, 2002          Royal & Sun Alliance Bond-Backed Series
                                              2002-11 Trust
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

---------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated June 18, 2002         Motorola Debenture-Backed Series 2002-12
                                              Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated July 10, 2002         Motorola Debenture-Backed Series 2002-14
                                              Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2002         CIT Capital Trust I Securities-Backed
                                              Series 2002-15 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated July 30, 2002         Verizon Global Funding Corp. Note-Backed
                                              Series 2002-16 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated October 23, 2002      American General Institutional Capital A
                                              Capital Securities-Backed Series 2002-17
                                              Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated October 31, 2002      Bristol-Meyers Squibb Debenture-Backed
                                              Series 2002-18 Trust
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Standard Terms for Trust Agreements and       Repackaged GE Global Insurance Floating
Series Supplement dated November 15, 2002     Rate Trust Certificates Series 2002-1
                                              Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated January 28, 2003      Sears Roebuck Acceptance Note-Backed
                                              Series 2003-1 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2003      BellSouth Capital Funding Debenture-
                                              Backed Series 2003-2 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated January 31, 2003      Duke Capital Note-Backed Series 2003-3
                                              Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated February 19, 2003     HSBC Debenture-Backed Series 2003-4 Trust
---------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 5, 2003         Sears Roebuck Acceptance Note-Backed
                                              Series 2003-5 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 13, 2003        Ford Motor Company Note-Backed Series
                                              2003-6 Trust
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

Item 5. OTHER EVENTS

On March 15, 2003 distribution was made to the Holders of the Corporate Backed Trust Certificates, Series 2001-21 Trust, Corporate Backed Trust Certificates, Series 2001-26 Trust, Corporate Backed Trust Certificates, Royal Caribbean Debenture-Backed Series 2001-30 Trust, Corporate Backed Trust Certificates, AT&T Note-Backed Series 2001-33 Trust and Corporate Backed Trust Certificates, Goodyear Tire & Rubber Note-Backed Series 2001-34 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 1, 2, 3, 4 and 5 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-21 Certificate Holders for the period ending March 15, 2003.

      2 Trustee's Distribution Statement to the Series 2001-26 Certificate Holders for the period ending March 15, 2003.

      3 Trustee's Distribution Statement to the Royal Caribbean Debenture-Backed Series 2001-30 Certificate Holders for the period ending March 15, 2003.

      4 Trustee's Distribution Statement to the AT&T Note-Backed Series 2001-33 Certificate Holders for the period ending March 15, 2003.

      5 Trustee's Distribution Statement to the Goodyear Tire & Rubber Note-Backed Series 2001-34 Certificate Holders for the period ending March 15, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 21, 2003

                                        Lehman ABS Corporation


                                        By: /s/ Rene Canezin
                                                --------------------------------
                                        Name:   Rene Canezin
                                        Title:  Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      1 Trustee's Distribution Statement to the Series 2001-21 Certificate Holders for the period ending March 15, 2003

      2 Trustee's Distribution Statement to the Series 2001-26 Certificate Holders for the period ending March 15, 2003

      3 Trustee's Distribution Statement to the Royal Caribbean Debenture-Backed Series 2001-30 Certificate Holders for the period ending March 15, 2003

      4 Trustee's Distribution Statement to the AT&T Note-Backed Series 2001-33 Certificate Holders for the period ending March 15, 2003

      5 Trustee's Distribution Statement to the Goodyear Tire & Rubber Note-Backed Series 2001-34 Certificate Holders for the period ending March 15, 2003


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